UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1 – Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc. (GRR)

Annual Report
October 31, 2016

A giant granite sculpture of a lion head in Central Hong Kong.

Aberdeen
Simply asset management.

TheAsiaTigersFund, Inc. (GRR)

Annual Report

October 31, 2016

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2016. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NAV Total Return Performance

For the fiscal year ended October 31, 2016, the total investment return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 4.5%, assuming reinvestment of dividends and distributions, versus a return of 6.9% for the Fund’s benchmark, the MSCI AC Asia ex Japan Index.1

Share Price Total Return Performance & Discount

For the fiscal year ended October 31, 2016, based on market price, the Fund’s total return was 3.6%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 0.3% over the fiscal year from $9.77 on October 31, 2015 to $9.74 on October 31, 2016. The Fund’s share price on October 31, 2016 represented a discount of 15.2% to the NAV per share of $11.48 on that date, compared with a discount of 14.4% to the NAV per share of $11.41 on October 31, 2015.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to consider, other actions that, in its judgment, may be effective to address the discount. The targeted discount policy, which became effective on April 4, 2014 upon the elimination of the Fund’s policy relating to semi-annual repurchase offers under its former interval structure, extended the Fund’s prior open market repurchase policy. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares with a weighted average discount to NAV of 15.1%. During the fiscal year ended October 31, 2015, the Fund repurchased 41,567 shares at a weighted average discount to NAV of 11.70%.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and triggers generally include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are flagged as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable states statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengrr.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other fund literature.

The Asia Tigers Fund, Inc.

[1]

The MSCI AC (All Country) Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Letter to Shareholders (unaudited) (concluded)

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For your convenience, included within this report is a reply card with a postage paid envelope. Please take a minute to complete this card if you would like to be added to our enhanced email services from Aberdeen.

Contact Us:

•	Visit: cef.aberdeen-asset.us
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email: InvestorRelations@aberdeen-asset.com
•	Call: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian equities overcame heightened volatility in the first half of the 12-month reporting period ended October 31, 2016, to finish with solid gains. Markets initially fluctuated, with the benchmark MSCI All-Country (AC) Asia Pacific ex Japan Index hitting a trough in February 2016. This was partly because of headwinds from China, including a volatile renminbi, slowing economic growth and policy missteps. The slowing growth rate in the mainland economy also hurt commodity demand, with the Brent crude oil price tumbling to below US$30 a barrel in January 2016. Investor sentiment was further hampered by concerns over divergent monetary policy among major developed economies. While the U.S. raised interest rates for the first time in almost a decade, interest rates fell below 0% in Europe and Japan. However, improving fundamentals in emerging economies, steadier commodity prices and reform momentum across Asia helped improve market sentiment. Expectations of an extended period of low interest rates and liquidity from inflows following the approval of the referendum for the UK to leave the EU (“Brexit”) (which was not expected to be approved) also buoyed the markets. These positive catalysts offset a June sell-off arising from the Brexit vote, as well as another significant market decline at the end of the reporting period based on uncertainties over global monetary policies and the outcome of the then-pending U.S. presidential election in early November. Republican Donald Trump subsequently won the U.S. presidential election on November 8, 2016, garnering a majority of electoral votes in the race against his Democratic Party opponent, former U.S. Secretary of State Hillary Clinton.

Fund performance review

Fund performance over the reporting period was hampered largely by the significant exposure to Singapore and stock selection in Hong Kong.

At the stock level, the lack of exposure to Tencent was a key detractor from Fund performance. The Chinese internet company’s share price rallied as its profits exceeded expectations. Although Tencent is a leader in China’s internet sector, we are not sufficiently comfortable with the opaque corporate structures that are characteristic of this sector. Nevertheless, we will continue to look for fair minority shareholder treatment from the company that could ease our concerns. The Fund’s position in Swire Pacific also hampered Fund performance. The Hong Kong-based conglomerate’s stock price fell after it reported a set of results that generally did not meet the market’s expectations and cut its interim dividend payment. Additionally, Swire Pacific announced that the operating environment for its core aviation business, Cathay Pacific, was likely to remain challenging for the second half of 2016. The management team is conducting a critical review of the business in response to the deteriorating outlook; we will engage with management on this issue. The Fund’s holding in Standard Chartered also weighed on Fund performance, as the share price decline from late 2015 through much of the first half of the 2016 calendar year overshadowed the rebound later in the reporting period. The emerging-markets lender returned to underlying profitability in the first half of its 2016 fiscal year, benefiting from reduced commodity exposure, improved cost controls and lower loan impairments.

Conversely, Fund performance for the reporting period was enhanced by two holdings in India – Ultratech Cement and motorcycle manufacturer Hero MotoCorp. Both companies reported healthy quarterly earnings over the reporting period that benefited partly from higher business volumes and profit margins. The Fund’s position in Jardine Strategic also enhanced Fund performance, as the Hong Kong conglomerate’s results were bolstered by the strength of its Indonesian subsidiary Astra International and the stability of its property subsidiary Hong Kong Land.

Regarding Fund activity over the reporting period, we took advantage of market swings to establish new positions at what we believed were reasonable valuations and to exit positions in which we felt that our investment rationale had seen significant erosion. We initiated holdings in Indonesian private lender Bank Central Asia, Hong Kong Exchanges and Clearing, and two Korean companies, cosmetics maker AmorePacific Corp and internet company Naver. Furthermore, we initiated a position in India’s HDFC Bank, which is an associate of HDFC, in which the Fund also has a position. HDFC Bank is one of India’s leading private-sector banks and, in our view, has a good track record of delivering above-industry average returns, as well as a strong management team and a solid capital base. We believe that HDFC Bank is well-positioned to benefit from its expansion in the suburban and rural areas, as India’s banking penetration remains low. In contrast, we exited the Fund’s positions in branded apparel company Global Brands Group; Li & Fung, a Hong Kong-based supplier of apparel and toys to major U.S. retailers; semiconductor equipment manufacturer ASM Pacific Technology; and oil and gas exploration and production company PTT Exploration and Production, as we believed that they had weakening fundamentals and deteriorating prospects.

Outlook

Global financial markets have rebounded as quickly as they tumbled in the wake of Donald Trump’s victory in the U.S. presidential

The Asia Tigers Fund, Inc.

*	Brexit is an abbreviation of “British exit,” which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Report of the Investment Manager (unaudited) (concluded)

election. However, until there is greater clarity on the president-elect’s policies, we feel that it is difficult to predict the impact on Asia in the months ahead. Our best guess is that his policies could increase the U.S. fiscal deficit, curb global trade and cause currency wars. We believe that none of this is good for Asian equity markets. Nonetheless, winning U.S. presidential candidates historically have experienced difficulty delivering on all of their campaign pledges. President-elect Trump may have particular difficulty in delivering on all of his campaign pledges given his avowed status as a political outsider, even within the Republican Party, under which he ran his campaign. Accordingly, we think that his election success injects additional uncertainty in already uncertain times. Over the long run, however, we believe that any severe protectionist policies initiated by the new administration might force Asian countries to accelerate their efforts to shift from export-led growth models to more consumption-based economies. For example, we think that China could finally have the catalyst it needs to fully embrace the painful structural overhaul that its government has promised. If so, we feel that this may prove beneficial to the region.

Aberdeen Asset Management Asia Limited

The Asia Tigers Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI AC Asia ex Japan Index, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.5%	-1.6%	1.5%	3.7%
Market Value	3.6%	-3.6%	-0.2%	2.3%
MSCI AC Asia ex Japan Index	6.9%	1.8%	4.5%	5.7%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 19, 2017. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengrr.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2016 was 2.46%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2016 was 2.12%.

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of October 31, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of October 31, 2016, the Fund held 98.7% of its net assets in equities, 1.0% in a short-term investment and 0.3% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	As a Percentage of Net Assets
Financials*	33.3%
Information Technology	14.0%
Real Estate	12.0%
Industrials	10.1%
Telecommunication Services	9.4%
Consumer Staples	7.9%
Materials	6.5%
Consumer Discretionary	3.6%
Energy	1.9%
Other	1.3%
100.0%

*	As of October 31, 2016, the Fund’s holdings in the Financials sector consisted of five industries: Banks, Capital Markets, Diversified Financial Services, Insurance and Thrifts & Mortgage Finance, which represented 22.8%, 1.7%, 0.8%, 3.7% and 4.3% respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio, in geographic classification, expressed as a percentage of net assets as of October 31, 2016.

Geographic Asset Breakdown

Top Countries	As a Percentage of Net Assets
Hong Kong	22.8%
Singapore	19.9%
India	16.0%
Republic of South Korea	9.0%
China	7.0%
Taiwan	6.8%
Philippines	4.4%
Indonesia	4.0%
Malaysia	3.3%
Thailand	3.0%
Other	3.8%
100.0%

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2016:

Name of Security	As a Percentage of Net Assets
Jardine Strategic Holdings Ltd.	5.5%
Swire Pacific Ltd., Class B	4.6%
Housing Development Finance Corp. Ltd.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.3%
Samsung Electronics Co. Ltd., Preferred Shares	4.3%
Oversea-Chinese Banking Corp. Ltd.	4.3%
AIA Group Ltd.	3.7%
Singapore Telecommunications Ltd.	3.5%
China Mobile Ltd.	3.4%
City Developments Ltd.	3.3%

The Asia Tigers Fund, Inc.

Portfolio of Investments

As of October 31, 2016

Shares	Description	Industry	Value (US$)
LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—93.5%
CHINA—7.0%
92,000	Anhui Conch Cement Co. Ltd., H Shares (a)	Construction Materials— 0.6%	$254,280
118,200	China Mobile Ltd. (a)	Wireless Telecommunication Services—3.4%	1,354,146
1,118,000	PetroChina Co. Ltd., H Shares (a)	Oil, Gas & Consumable Fuels—1.9%	764,975
5,000	Yum! Brands, Inc.	Hotels, Restaurants & Leisure—1.1%	431,400
Total China			2,804,801
HONG KONG—22.8%
232,000	AIA Group Ltd. (a)	Insurance—3.7%	1,459,513
81,900	Dairy Farm International Holdings Ltd. (a)	Food & Staples Retailing—1.4%	579,101
442,000	Hang Lung Properties Ltd. (a)	Real Estate Management & Development—2.4%	972,007
26,024	Hong Kong Exchanges and Clearing Ltd. (a)	Capital Markets—1.7%	687,983
147,390	HSBC Holdings PLC (a)	Banks—2.8%	1,109,085
62,500	Jardine Strategic Holdings Ltd. (a)	Industrial Conglomerates—5.5%	2,192,961
52,345	MTR Corp. Ltd. (a)	Road & Rail—0.7%	289,681
975,000	Swire Pacific Ltd., Class B (a)	Real Estate Management & Development—4.6%	1,823,285
Total Hong Kong			9,113,616
INDIA—16.0%
21,500	HDFC Bank Ltd. (a)	Banks—1.0%	402,932
12,600	Hero MotoCorp Ltd. (a)	Automobiles—1.6%	632,446
84,008	Housing Development Finance Corp. Ltd. (a)	Thrifts & Mortgage Finance—4.3%	1,734,298
143,530	ICICI Bank Ltd. (a)	Banks—1.5%	596,573
22,124	Infosys Ltd. (a)	Information Technology Services—0.8%	331,793
241,950	ITC Ltd. (a)	Tobacco— 2.2%	875,343
18,900	Tata Consultancy Services Ltd. (a)	Information Technology Services—1.7%	676,529
19,500	UltraTech Cement Ltd. (a)	Construction Materials—2.9%	1,159,521
Total India			6,409,435
INDONESIA—4.0%
550,000	Astra International Tbk PT (a)	Automobiles—0.9%	346,999
599,400	Bank Central Asia Tbk PT (a)	Banks—1.8%	712,654
152,000	Unilever Indonesia Tbk PT (a)	Household Products—1.3%	517,981
Total Indonesia			1,577,634
MALAYSIA—3.3%
38,400	British American Tobacco Bhd	Tobacco—1.2%	453,294
373,791	CIMB Group Holdings Bhd (a)	Banks—1.1%	447,790
85,200	Public Bank Bhd	Banks—1.0%	403,355
Total Malaysia			1,304,439

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2016

Shares	Description	Industry	Value (US$)
PHILIPPINES—4.4%
20,000	Ayala Corp. (a)	Diversified Financial Services—0.8%	$344,804
840,000	Ayala Land, Inc. (a)	Real Estate Management & Development—1.6%	628,313
380,428	Bank of the Philippine Islands	Banks—2.0%	794,285
Total Philippines			1,767,402
REPUBLIC OF SOUTH KOREA—3.8%
322	Amorepacific Group (a)	Personal Products—0.1%	41,567
2,180	E-MART, Inc. (a)	Food & Staples Retailing—0.8%	309,124
752	NAVER Corp. (a)	Internet Software & Services—1.4%	562,620
427	Samsung Electronics Co. Ltd. (a)	Technology Hardware, Storage & Peripherals—1.5%	610,750
Total Republic of South Korea			1,524,061
SINGAPORE—19.9%
213,700	City Developments Ltd. (a)	Real Estate Management & Development—3.3%	1,301,162
91,842	DBS Group Holdings Ltd. (a)	Banks—2.5%	989,938
198,600	Keppel Corp. Ltd. (a)	Industrial Conglomerates—1.9%	751,035
34,829	Keppel REIT (a)	Real Estate Investment Trusts (REIT)—0.1%	27,317
280,096	Oversea-Chinese Banking Corp. Ltd. (a)	Banks—4.3%	1,706,383
362,500	Singapore Technologies Engineering Ltd. (a)	Aerospace & Defense—2.0%	814,960
508,900	Singapore Telecommunications Ltd. (a)	Diversified Telecommunication Services—3.5%	1,418,267
68,634	United Overseas Bank Ltd. (a)	Banks—2.3%	925,915
Total Singapore			7,934,977
TAIWAN—6.8%
282,000	Taiwan Mobile Co. Ltd. (a)	Wireless Telecommunication Services—2.5%	986,674
286,583	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	Semiconductors & Semiconductor Equipment—4.3%	1,719,885
Total Taiwan			2,706,559
THAILAND—3.0%
82,600	Siam Cement PCL, Foreign Shares (a)	Construction Materials—3.0%	1,189,482
UNITED KINGDOM—2.5%
116,058	Standard Chartered PLC (a)(b)	Banks—2.5%	1,009,230
Total Common Stocks			37,341,636
PREFERRED STOCKS—5.2%
REPUBLIC OF SOUTH KOREA—5.2%
1,989	Amorepacific Corp., Preferred Shares (a)	Personal Products—0.9%	347,185

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2016

Shares	Description	Industry	Value (US$)
1,495	Samsung Electronics Co. Ltd., Preferred Shares (a)	Technology Hardware, Storage & Peripherals—4.3%	$1,718,905
			2,066,090
	Total Preferred Stocks		2,066,090
	Total Long-Term Investments—98.7% (cost $35,183,303)		39,407,726
SHORT-TERM INVESTMENT—1.0%
UNITED STATES—1.0%
420,034	State Street Institutional U.S. Government Money Market Fund (c)		420,034
	Total Short-Term Investment—1.0% (cost $420,034)		420,034
	Total Investments—99.7% (cost $35,603,337) (d)		39,827,760
	Other Assets in Excess of Liabilities—0.3%		109,289
	Net Assets—100.0%		$39,937,049

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2016

Assets
Investments, at value (cost $35,183,303)	$39,407,726
Short-term investments, at value (cost $420,034)	420,034
Foreign currency, at value (cost $327,264)	324,739
Interest and dividends receivable	19,589
Other receivables	2,264
Prepaid expenses and other assets	60,719
Total Assets	40,235,071

Liabilities
Audit and tax services	72,642
Investment management fees payable (Note 3)	70,130
Payable for investments purchased	39,191
Deferred foreign capital gains tax	28,144
Legal fees and expenses payable	24,925
Director fees payable	10,500
Administration fee payable (Note 3)	2,741
Investor relations fees payable (Note 3)	1,213
Accrued expenses	48,536
Total Liabilities	298,022

Net Assets	$39,937,049

Net Assets Consist of:
Capital Stock, $0.001 par value (Note 5)	$3,478
Paid-in capital	35,616,308
Accumulated net investment income	233,371
Accumulated net realized loss from investments and foreign currency transactions	(109,839)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,193,731
Net Assets	$39,937,049
Net asset value per share based on 3,477,765 shares issued and outstanding	$11.48

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2016

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $48,604)	$1,063,731
1,063,731

Expenses
Investment management fee (Note 3)	380,642
Legal fees and expenses	125,547
Directors’ fees and expenses	73,350
Independent auditors’ fees and expenses	68,678
Reports to stockholders and proxy solicitation	60,261
Insurance expense	59,201
Investor relations expenses (Note 3)	49,811
Administration fee (Note 3)	30,452
Custodian’s fees and expenses	26,191
Transfer agent’s fees and expenses	21,515
Miscellaneous	38,871
Total operating expenses before reimbursed/waived expenses	934,519
Less: Investor relations fee waiver (Note 3)	(31,132)
Less: Investment manager waiver (Note 3)	(97,183)
Net expenses	806,204

Net investment income	257,527

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $10,138 capital gains tax)	(7,535)
Foreign currency transactions	(13,848)
(21,383)

Net change in unrealized appreciation/(depreciation) on:
Investments (including $112,042 change in deferred capital gains tax)	1,184,205
Foreign currency translation	911
1,185,116
Net realized and unrealized gain from investments and foreign currency translation	1,163,733
Net Increase in Net Assets Resulting from Operations	$1,421,260

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$257,527	$269,627
Net realized gain/(loss) from investments and foreign currency transactions	(21,383)	943,132
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,185,116	(6,803,189)
Net increase/(decrease) in net assets resulting from operations	1,421,260	(5,590,430)

Distributions to Stockholders from:
Net investment income	(369,940)	(164,933)
Net realized gains	(844,705)	(1,503,413)
Net decrease in net assets from distributions	(1,214,645)	(1,668,346)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (18,882 and 41,567, respectively) (Note 7)	(175,819)	(470,875)
Change in net assets from capital transactions	(175,819)	(470,875)
Change in net assets resulting from operations	30,796	(7,729,651)

Net Assets:
Beginning of year	39,906,253	47,635,904
End of year (including accumulated net investment income of $233,371 and $255,923, respectively)	$39,937,049	$39,906,253

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of year	$11.41	$13.46	$13.37	$15.28	$17.74
Net investment income	0.07	0.08	0.05	0.07	0.08
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	0.33	(1.68)	0.30	0.82	0.87
Total from investment operations	0.40	(1.60)	0.35	0.89	0.95
Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.08)	(0.02)	—
Net realized gains	(0.24)	(0.42)	(0.21)	(2.64)	(3.16)
Total dividends and distributions to shareholders	(0.34)	(0.47)	(0.29)	(2.66)	(3.16)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	—	—	—	(0.13)	(0.24)
Impact due to capital shares tendered or repurchased (Note 6)	—	—	0.01	(0.01)	(0.01)
Impact due to open market repurchase policy (Note 7)	0.01	0.02	0.02	—	—
Total capital share transactions	0.01	0.02	0.03	(0.14)	(0.25)
Net asset value, end of year	$11.48	$11.41	$13.46	$13.37	$15.28
Market value, end of year	$9.74	$9.77	$12.00	$12.08	$13.93

Total Investment Return Based on(c):
Market value	3.55%	(15.18% )	1.88%	4.72%	5.88%
Net asset value	4.51%	(11.68% )	3.25%	5.66%	7.04%

Ratio/Supplementary Data:
Net assets, end of year (000 omitted)	$39,937	$39,906	$47,636	$50,648	$54,630
Average net assets (000 omitted)	$38,064	$44,306	$47,380	$51,801	$52,504
Net operating expenses, net of fee waivers	2.12%	2.04%	2.33% (d)	2.06%	2.11%
Net operating expenses, excluding fee waivers	2.46%	2.28%	2.80%	2.53%	2.82%
Net investment income	0.67%	0.61%	0.35%	0.48%	0.54%
Portfolio turnover	13.97%	5.16%	10.06%	1.24%	83.20%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.00, $0.02, $0.00, $0.01, and $0.01 per share for the years ended October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013 and October 31, 2012, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	For the 2014 fiscal year, the Fund’s net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements

October 31, 2016

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing participants without a compulsion to contract at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective to maintain a $1.00 net asset value (“NAV”), which is not guaranteed. Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$1,197,640	$7,900,500	$–	$9,098,140
Hotels, Restaurants & Leisure	431,400	–	–	431,400
Tobacco	453,294	875,343	–	1,328,637
Other	–	28,549,549	–	28,549,549
Short-Term Investment	420,034	–	–	420,034
Total	$2,502,368	$37,325,392	$–	$39,827,760

Amounts	listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at October 31, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended October 31, 2016, the securities issued by Bank of the Philippine Islands, British American Tobacco Bhd and Public Bank Bhd in the amounts of $794,285, $453,294 and $403,355, respectively, transferred from Level 2 to Level 1 because no valuation factor was applied on October 31, 2016.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and
(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

3. Agreements and Transactions with Affiliates

a. Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended October 31, 2016, AAMAL earned a gross management fee of $380,642. There was no borrowing for investment purposes during the period.

AAMAL entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 19, 2017. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through October 31, 2016, AAMAL waived and assumed a total of $97,183 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended October 31, 2016, the Fund paid a total of $30,452 in administrative fees to AAMI.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides, and pays third parties to provide, investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund is obligated to pay a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2016, the Fund incurred investor relations fees of approximately $49,525 of which AAMI waived $31,132 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2016 were $5,270,534 and $6,407,857, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares under its targeted discount policy (see Note 7). As of October 31, 2016, there were 3,477,765 shares of common stock issued and outstanding.

6. Semi-Annual Repurchase Offers:

At a Special Meeting of Stockholders on April 4, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective that day. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV and when management reasonably believes that such repurchases may enhance shareholder value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the Investment Company Act of 1940. The repurchases were made at NAV (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Board.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to take, other actions that, in its judgment may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares under the targeted discount policy at a weighted average discount to NAV of 15.1%. During the fiscal year ended October 31, 2015, the Fund repurchased 41,567 shares at a weighted average discount to NAV of 11.70%.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2016

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities. Concentrating investments in the Asia region subjects the Fund to more volatility and greater risk of loss than more geographically diverse funds.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$35,722,068	$8,037,741	$(3,932,049)	$4,105,692

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 was as follows:

	October 31, 2016	October 31, 2015
Distributions paid from:
Ordinary Income	$369,940	$164,933
Net long-term capital gains	844,705	1,503,413
Total tax character of distributions	$1,214,645	$1,668,346

The Asia Tigers Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2016

As of October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$233,502
Undistributed long-term capital gains – net	8,761
Total undistributed earnings	$242,263
Capital loss carryforward	–
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	4,075,000
Total accumulated earnings/(losses) – net	$4,317,263

*	The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences. These differences are primarily due to timing differences due to wash sales and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses. These reclassifications have no effect on net assets or net asset values per share.

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$89,861	$(89,861)

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2016.

The Asia Tigers Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2016

The Asia Tigers Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The Asia Tigers Fund, Inc. during the fiscal year ended October 31, 2016:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/12/16	0.192600	0.086700	0.000000	0.105900	0.011954	0.117853	0.105900	0.104566
7/28/16	0.155500	0.155500	0.000000	0.000000	0.010808	0.010808	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Portfolio Manager Information (unaudited)

The below changes were made to the portfolio management team during the fiscal year ended October 31, 2016. The Asian Equities Team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities.

Pruksa Iamthongthong, Senior Investment Manager

Effective January 31, 2016, Ms. Iamthongthong is responsible for day-to-day management and overall supervision of the Fund’s portfolio, replacing Mr. Chou Chong. She joins Hugh Young, Adrian Lim, Flavia Cheong and Christopher Wong. Pruksa joined Aberdeen in 2007. Pruksa holds a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® Charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Supplemental Information (unaudited)

Board of Director’s Approval of Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of The Asia Tigers Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Asset Management Asia Limited (the “Adviser”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting

(the “Contract Renewal Meeting”) held in person on October 28, 2016, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term. To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund and one other closed-end fund in the same complex under the Board’s supervision (the “Other Aberdeen Fund”), certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed the Fund and the Other Aberdeen Fund. In addition to the Contract Renewal Information, the Board received performance and other information

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited) (continued)

throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

•

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement.  The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund and the Other Aberdeen Fund.

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been of high quality.

•	Fund Performance. The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of three funds, including the Fund, for each of the 1-, 3- and 5-year periods ended June 30, 2016 and two funds for the 10-year period ended such date. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2016 was ranked first among the funds in the Performance Peer Group and that the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2016 was ranked third among the funds in the Performance Peer Group for that period (in these rankings, first is best). The Strategic Insight Performance Information showed further that the Fund’s performance for the 10-year period ended June 30, 2016 was ranked second among the Performance Peer Group funds for that period. The Fund’s performance was better than the average performance of the Performance Peer Group for the 1-year period ended June 30, 2016 but was worse than the average performance of the Performance Peer Group funds for each of the 3-, 5- and 10-year periods ended June 30, 2016 such date. The Fund’s performance since the Aberdeen Assumption Date reflects, in part, the impact of cash held by the Fund during orderly repositioning of the Fund’s portfolio following the Aberdeen Assumption Date to reflect the Adviser’s investment strategies and philosophy. The Board noted that the small number and varying types and sizes of funds in the Performance Peer Group made meaningful performance comparisons difficult. The Board noted further that the small size of the Fund and the impact of the Fund’s former interval structure, which was ended April 4, 2014, constrained the ability of the Adviser to carry out the Fund’s investment program and that the Fund’s small size continues to serve as a constraint. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund outperformed its benchmark for the 1-year period ended June 30, 2016 but underperformed its benchmark in each of the 3-, 5- and 10-year periods ended such date. The Board

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited) (continued)

considered that the Fund’s performance record for the 5- and 10-year periods was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for an additional period of one year.

•

Management Fees and Expenses.  The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall high quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, two other closed-end Pacific/Asia ex-Japan equity funds, six closed-end China region funds, two closed-end India equity funds, one closed-end diversified Pacific/Asia fund, and five miscellaneous regional funds, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from the Fund’s $37 million to $919 million. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked ninth of the seventeen funds in the Expense Group (in these rankings, first is best) and was at the Expense Group median for that expense component, and that the Fund’s net management fee (i.e., giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers of the other Expense Group funds), ranked first of the seventeen funds in the Expense Group and was better (i.e., lower) than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked sixteenth among the seventeen funds in the Expense Group and was worse than the Expense Group median. The Board noted both that the Fund was the smallest in the Expense Group and that the small number and varying types and sizes of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Agreement. The Board considered that the Fund and the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”), dated December 19, 2011, which was scheduled to expire on December 18, 2016 but was extended by the Adviser for an additional year. The Board also considered the advice of the Adviser at the Contract Renewal Meeting that it had reduced the Fund’s administration fee from 0.20% to 0.08% effective December 18, 2014.

•

Profitability.  The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year and since the Aberdeen Assumption Date. In addition, the Board received the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund was at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services. The Board also considered that the Expense Limitation Agreement, which was scheduled to expire on December 18, 2016 but has been extended by the Adviser for an additional year, has reduced the Adviser’s profitability and that the aforementioned reduction in the administrative fee by the Adviser also would operate to reduce the Adviser’s profitability.

•

Economies of Scale.  The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited) (concluded)

plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s interval structure until it ended operated to reduce Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

•

Other Benefits to the Adviser.  The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the

Agreement would be in the best interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2018 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at The Fletcher School of Law & Diplomacy, Tufts University, since 1986. He has also served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates. Director and Chairman of The India Fund, Inc.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2017 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 29 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its Affiliates. Director of The India Fund, Inc.

J. Marc Hardy c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1954	Member of Audit and Nominating Committees	Since 2015; Current term ends at the 2019 Annual Meeting	Mr. Hardy is a qualified stockbroker and has been providing investment advice to pension and investment funds for many years through Axys Capital Management. Since October 2010, he is the investment manager of NMHGSF, a large pension fund, and acts as Treasurer to a large group where he uses extensively derivatives products to manage foreign exchange risk and improve profitability. Mr. Hardy has served as a member of the Board Investment Committee of Mauritius Union Group since January 2012, and is a member of several investment committees for highly reputable institutions	2	Director of MDA Properties Ltd of the ENL Group, CAM-GTF Limited, and CAM-GTi Limited. Director of The India Fund, Inc.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2017 Annual Meeting	Mr. Rubio has been the Chairman of Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) since 2000. He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 48 books.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates and Board Member of The Tinker Foundation and Coca Cola Femsa (KOF). Director of The India Fund, Inc.

Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2019 Annual Meeting	Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Ms. Kumar is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	2	Director of The India Fund, Inc.

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2017 Annual Meeting	Nancy Yao Maasbach is the President of the Museum of Chinese in America. Prior to this position she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Yao Maasbach has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. She is a member of the Council on Foreign Relations.	2	Director of The India Fund, Inc.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2018 Annual Meeting	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991-2014) Aberdeen Asset Management Asia Limited; and Director (2000-2014), Aberdeen Asset Management Limited. He has been a Director from 1995 to 2014, and was President from 2006 to 2014 of Aberdeen Asset Management, Inc.	25	None

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, and Aberdeen Investment Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Head of Product US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is a Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President	Since 2011	Currently, a Director, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen Asset Management Inc. in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, managing U.S. Counsel and Vice President for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Administration – US for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Co-Head of Americas for Aberdeen Asset Management Inc. since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen in 2006.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Opportunities for Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008) and, Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2012	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 as an Analyst in Investment Operations and transferred to the U.S. Transitions Team in 2007. In 2009, became Manager of the U.S. Transitions Team and transferred to her current position in 2011.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, Ms. Ferrari was an Accounting Analyst at Delaware Investments.

*	As of October 2016, Messrs. Goodson, Cotton, Lim, Hendry, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, and Ferrari, hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Funds, and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex.”
**	Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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GRR-ANNUAL

Item 2 – Code of Ethics.

(a)	As of October 31, 2016, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Mr. J. Marc Hardy and Ms. Nisha Kumar, members of the Board of Directors’ Audit Committee, possess the attributes, and have acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to each qualify as an “audit committee financial expert,” and has designated Mr. Hardy and Ms. Kumar as the Audit Committee’s financial experts. Mr. Hardy and Ms. Kumar are each an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) (1) Tax Fees	(d) All Other Fees
October 31, 2016	$55,000	$0	$16,207	$0
October 31, 2015	$67,000	$0	$15,920	$0

(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1) The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Registrant’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Registrant. The Committee shall also evaluate the qualifications, performance and independence of the Registrant’s independent auditors, including whether the auditors provide any consulting services to the Investment Manager or its affiliated companies, and receive the auditors’ specific representations as to their independence. The Charter also provides that the Committee shall, to the extent required by applicable law, pre-approve: (i) all audit and permissible non-audit services1 that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full

Committee prior to their ratification by the Committee. Pursuant to the Committee’s Pre-Approval Policies, as amended on May 12, 2015, individual tax or audit-related services that fall within certain enumerated categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the independent auditor’s independence, by the Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended, to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $16,207 for 2016 and $17,420 for 2015.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2016, the audit committee members were: Leslie H. Gelb, J. Marc Hardy, Nisha Kumar, Nancy Yao Maasbach, Luis F. Rubio, and Jeswald W. Salacuse.

(b)	Not applicable

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 9, 2017.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Adrian Lim Senior Investment Manager Equities – Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager of Asian Equities. Mr. Lim joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Christopher Wong Senior Investment Manager Equities – Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Pruksa Iamthongthong Senior Investment Manager Equities – Asia	Responsible for company research and oversight of portfolio construction.	Pruksa joined Aberdeen in 2007. Pruksa holds a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® Charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Flavia Cheong Head of Equities – Asia Pacific ex Japan	Responsible for company research and oversight of portfolio construction.	Currently Head of Equities – Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of October 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	22	$11,817.62	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	12	$2,094.55
Adrian Lim	Registered Investment Companies	22	$11,817.62	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	12	$2,094.55
Christopher Wong	Registered Investment Companies	22	$11,817.62	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	12	$2,094.55

Pruksa Iamthongthong	Registered Investment Companies	22	$11,817.62	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	12	$2,094.55
Flavia Cheong	Registered Investment Companies	22	$11,817.62	0	$0
	Pooled Investment Vehicles	79	$39,438.10	2	$337.30
	Other Accounts	129	$33,403.67	12	$2,094.55

Total Assets are as of October 31, 2016 and have been translated into U.S. Dollars at a rate of £1.00 =1.22.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and considering market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2016
Hugh Young	$0
Adrian Lim	$0
Christopher Wong	$0
Pruksa Iamthongthong	$0
Flavia Cheong	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2015 through November 30, 2015	1,369	$9.53	1,369	255,400
December 1, 2015 through December 31, 2015	1,490	$8.95	1,490	253,910
January 1, 2016 through January 31, 2016	None	None	None	253,910
February 1, 2016 through February 28, 2016	2,700	$8.15	2,700	251,210
March 1, 2016 through March 31, 2016	1,900	$9.06	1,900	249,310
April 1, 2016 through April 30, 2016	1,500	$9.20	1,500	247,810
May 1, 2016 through May 31, 2016	3,823	$8.98	3,823	243,987
June 1, 2016 through June 30, 2016	0	None	0	243,987
July 1, 2016 through July 31, 2016	0	None	0	243,987
August 1, 2016 through August 31, 2016	1,000	$9.96	1,000	242,987
September 1, 2016 through September 30, 2016	0	None	0	242,987
October 1, 2016 through October 31, 2016	5,100	$10.15	5,100	237,887
Total	18,882	$9.29	18,882	—

(1)

On November 2, 2012, the Fund announced that its Board of Directors, at a meeting held on October 30, 2012, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, for the period covered by this report that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Asia Tigers Fund, Inc.

BY:	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer of The Asia Tigers Fund, Inc.

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

BY:	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer of The Asia Tigers Fund, Inc.

Date: January 9, 2017

BY:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of The Asia Tigers Fund, Inc.

Date: January 9, 2017